UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2023

IPALCO ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Indiana

(State or other jurisdiction of incorporation)

1-8644

(Commission File Number)

35-1575582

(IRS Employer Identification No.)

One Monument Circle

Indianapolis, Indiana 46204

(Address of principal executive offices, including zip code)

317-261-8261

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kristina Lund notified IPALCO Enterprises, Inc. (“IPALCO”) on July 18, 2023 of her decision to resign from The AES Corporation (“AES”) and its affiliates, including IPALCO and its principal subsidiary, Indianapolis Power & Light Company doing business as AES Indiana (“AES Indiana”), for the role of president of a renewable energy company. In connection with her departure, Ms. Lund resigned from her positions as a member of the Board of Directors and as Chairman of the Board and President and Chief Executive Officer of IPALCO and AES Indiana, effective July 21, 2023.

On July 21, 2023, the Boards of Directors of IPALCO and AES Indiana appointed Ahmed Pasha as Acting President and Chief Executive Officer of IPALCO and AES Indiana, effective immediately.

Mr. Pasha, 55, continues to serve as Vice President and Chief Financial Officer of IPALCO and AES Indiana (since March 2022), with responsibility for both financial and state regulatory affairs, and as a Director of IPALCO and AES Indiana (since October 2022). Mr. Pasha also serves as a director or officer of other AES affiliates, including as Acting President and Chief Executive Officer, Vice President and Chief Financial Officer and a Director of IPALCO’s sister company, DPL Inc., and DPL Inc.’s primary operating subsidiary, AES Ohio. Mr. Pasha has previously served in multiple other roles for AES since joining the company, including Corporate Treasurer, Vice President, Investor Relations, Treasurer and Chief Financial Officer of AES Asia region.

IPALCO and AES Indiana do not separately compensate individuals for their service as officers or members of the Board of Directors of IPALCO or AES Indiana. Mr. Pasha participates in compensation plans and programs generally available to management of AES and its subsidiaries for services performed for all AES affiliates (including IPALCO and AES Indiana), including those described in IPALCO’s 2022 Form 10-K/A. Other than such compensation, which generally is in excess of one hundred and twenty thousand dollars annually, Mr. Pasha has not entered into or proposed to enter into any transactions reportable under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPALCO Enterprises, Inc.

Date: July 24, 2023	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary